SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported)  August 19, 1996

                         BALCOR CURRENT INCOME FUND-85
                       A REAL ESTATE LIMITED PARTNERSHIP
         ------------------------------------------------------------
                           Exact Name of Registrant


Illinois                                0-14352
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State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3344227
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Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
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Zip Code

              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 5.  OTHER EVENTS
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a) Willow Lawn Self-Storage facility

In 1986, the Partnership acquired the Willow Lawn Self-Storage facility, Richmond, Virginia (the "Property"), utilizing approximately $3,026,000 in offering proceeds. In 1992, the Partnership obtained a $14,100,000 mortgage loan collateralized by three of its properties, including the Property, the proceeds of which was used to repay mortgage loans collateralized by two of the Partnership's other properties, pay refinancing costs and for other Partnership purposes. In 1995, the loan was refinanced and the new loan is collateralized by a Partnership property. The Property currently has no underlying debt.

On August 19, 1996, the Partnership contracted to sell the Property to an unaffiliated party, SUSA Partnership L.P., a Tennessee partnership, which is an affiliate of the entity which originally sold the Property to the Partnership. The sale price was $5,603,470 and the sale closed on August 30, 1996. From the proceeds of the sale, the Partnership paid approximately $22,000 in closing costs and received the remaining sale proceeds of approximately $5,581,000. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the Property. The General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale.

b)  El Dorado Hills Apartments

As previously reported, on June 12, 1996, the Partnership contracted to sell El Dorado Hills Apartments, San Diego, California, to an unaffiliated party, Security Capital Pacific Trust, a Maryland real estate investment trust, for a sale price of $29,350,000. The sale closed on August 30, 1996. The purchaser took title to the property subject to the existing mortgage loan which had an outstanding principal balance of approximately $16,772,000 at closing. From the proceeds of the sale, the Partnership paid $83,859 as its one-half share of the loan transfer fee, approximately $35,000 in closing costs, $367,000 to an unaffiliated party as a brokerage commission and $222,000 to an affiliate of the third party providing property management services for the property for services rendered in connection with the sale. The Partnership received the remaining sale proceeds of approximately $11,870,000.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     (A)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

            None

     (C)  EXHIBITS:

          (99) (a) Agreement of Sale and attachment thereto relating to the sale of Willow Lawn Self-Storage facility, Richmond, Virginia.

               (b) First Amendment to Agreement of Sale dated August 15, 1996 relating to the sale of Willow Lawn Self-Storage facility, Richmond, Virginia.

               (c) Amendment to Agreement of Sale and Escrow Agreement dated August 30, 1996 relating to the sale of Willow Lawn Self-Storage facility, Richmond, Virginia.

               (d) Letter Agreement dated August 30, 1996 relating to the sale of the Willow Lawn Self-Storage facility, Richmond, Virginia.

     No information is required under Items 1, 2, 3, 4, 6 and 8 and these items have, therefore, been omitted.
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Signature
- -------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                    BALCOR CURRENT INCOME FUND-85
                    A REAL ESTATE LIMITED PARTNERSHIP

                         By:  Balcor Current Income Partners-85,
                              an Illinois general partnership, its general
                              partner

                         By:  The Balcor Company, a Delaware corporation,
                              a partner

                         By:  /s/ Jerry M. Ogle
                              ------------------------------------
                                  Jerry M. Ogle, Vice President
                                  and Secretary

Dated:  September 20, 1996
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